Item 1: Report to Shareholders

Tax-Free Income Fund	August 31, 2007

The views and opinions in this report were current as of August 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Managers’ Letter

Fellow Shareholders

Tax-free municipal securities struggled in the six-month period ended August 31, 2007, as investors flocked to Treasuries late in our reporting period amid concerns that increasing mortgage defaults and delinquencies, dramatically tighter lending conditions, and a liquidity squeeze in the asset-backed commercial paper market would lead to a significant economic slowdown. In an attempt to stabilize the financial markets with increased liquidity, the Federal Reserve reduced the discount rate in mid-August and added billions of dollars to the banking system on several occasions. Shortly after our reporting period, the Fed also reduced the fed funds rate in an effort to bolster the slowing economy. Amid this backdrop, the T. Rowe Price Tax-Free Funds produced low absolute returns but, in each case, did better than the average returns of competitors in the last six months.

MARKET ENVIRONMENT

The economy expanded at an annualized rate of 4% in the second quarter of 2007, rebounding soundly from a yearlong slowdown driven primarily by housing market weakness. However, economic growth and consumer activity for the rest of the year seem likely to be more sluggish due to the deepening downturn in residential real estate, a slower pace of job growth, and generally stricter lending standards. The media have increasingly referred to this as a “credit crunch” following the implosion of the subprime mortgage market, through which borrowers with higher credit risks had easily obtained mortgage loans during the housing market’s boom years.

HIGHLIGHTS

• Municipal securities struggled during the past six months as investors turned to Treasuries amid the subprime lending crisis.

• The funds’ returns were mixed, with shorter-term maturities delivering positive results while longer-term tax-free bonds were weak.

• In a reversal of a multiyear trend, higher-quality issues did much better than below investment-grade securities.

• In light of generally favorable fundamentals for the municipal market, municipals now offer compelling value relative to taxable bonds, in our view, particularly for investors in the highest tax brackets.

THE FED’S ROLE IN MAINTAINING FINANCIAL MARKETS

In its role as the nation’s central bank, the Federal Reserve is charged with maintaining economic stability and setting monetary policy, which impacts mortgage rates, credit card costs, and fixed-income yields. Keeping inflation in check while maintaining sustainable economic growth has typically been the Fed’s most visible role. The Fed raises interest rates to curb inflation and lowers them to stimulate economic growth. But periodically, the Fed takes an active role in relieving market turmoil to ensure the orderly functioning of financial markets.

The Fed became a highly visible player in dealing with the subprime mortgage market meltdown. As in past instances of financial market disorder, it all started with investors hunting for extraordinary returns and ignoring the clear risks. Capital flooded into assets that were thought to offer higher returns—in this case subprime mortgages—and then rushed back out when the assets turned out to be riskier than originally thought. Worries spread about defaulting subprime loans. Panicky financial institutions wanted to dump their subprime mortgage securities, but they could not be priced. Instead, investors sold their holdings of high-yield, emerging market, and investment-grade bonds in order to reduce their risk exposure. As a result, all fixed-income markets, including municipals, were roiled. Investors seeking security pushed up Treasury and municipal bond prices, which drove down the prices of other, less secure bonds. (Bond prices and yields move in opposite directions.)

As the “credit crunch” worsened, the Fed signaled to the banking system that it was serious about easing the stress. It aggressively added reserves into the banking system to stanch upward pressure on the federal funds rate. Subsequently, in an effort to counteract the crisis in market confidence and stimulate short-term lending, it lowered the discount rate and offered longer-term loans against a wide range of collateral, including mortgage-backed securities. While there are signs that stability is returning to some sectors in the credit market, fragility persists.

As in past crises, the Fed worried that the financial turmoil would spill over and weaken the economy. Indeed, Federal Reserve Chairman Ben Bernanke made it clear that limiting the impact of financial markets’ turmoil on the U.S. economy is the Fed’s top priority. “The Federal Open Market Committee [the Fed’s policymaking group] is monitoring the situation and is prepared to mitigate the adverse effects on the economy arising from the disruptions in financial markets,” he said. Beyond the narrowly focused actions taken to improve the functioning of the financial markets that were made independent of the economic outlook, the Fed stands ready to lower the federal funds rate in order to support the economy, should the conditions arise.

Although the elevated level of inflation has shown signs of easing in recent months, the Federal Reserve had kept the fed funds target rate at 5.25% because central bank officials argued that “a sustained moderation in inflation pressures has yet to be convincingly demonstrated.” In light of recent capital market turbulence and expectations for continued housing market weakness, however, unemployment is likely to begin rising, which could help ease inflation pressures.

As it became clear that the fallout from subprime mortgage defaults was broader than expected, liquidity in the financial markets quickly evaporated, which prompted the Fed to reduce the discount rate—the interest rate paid by financial institutions that borrow from the central bank—from 6.25% to 5.75% on August 17. After our reporting period, the central bank reduced the fed funds target rate from 5.25% to 4.75% and further reduced the discount rate on September 18. Many believe that additional reductions are likely, particularly if financial market instability threatens economic growth.

As shown in the graph to the left, yields of high-quality municipal securities with various maturities generally increased through June as the economy showed signs of strengthening and the likelihood of a Fed rate cut seemed remote. In the last two months of our reporting period, Treasury bond prices surged and yields tumbled in response to subprime mortgage-related losses suffered by hedge funds, institutional investors, and financial firms. Municipal securities failed to participate in this flight to quality; in fact, municipals, despite reasonably good fundamentals, suffered their worst performance relative to Treasuries in about two decades, as nontraditional municipal investors, such as hedge funds and tender option bond programs, sold their holdings. The outperformance of Treasuries helped taxable bonds surpass their tax-free counterparts in the last six months: The Lehman Brothers U.S. Aggregate Index returned 1.54% versus -0.57% for the Lehman Brothers Municipal Bond Index.

MUNICIPAL MARKET NEWS

New municipal issuance for the first eight months of 2007 totaled more than $290 billion, according to The Bond Buyer. Despite a sharp drop in issuance in August, new supply for 2007 could surpass the $408 billion record set in 2005. Demand for tax-free securities dried up temporarily in August as investors flocked to Treasury securities, but high-quality municipals enjoyed some renewed buying interest after our reporting period.

In a reversal of a multiyear trend, shorter-term municipals held up better than longer-term issues in the last six months, while higher-quality issues did much better than below investment-grade securities. Some of the better performers included state-issued general obligations maturing in one to five years as well as prerefunded bonds backed by U.S. Treasuries. Revenue bonds, tobacco bonds, and high-yield municipals were among the weakest segments. Bonds with long durations (a measure of interest rate sensitivity) also struggled, including securities at the long end of the municipal yield curve, which has seen about one-third of all new municipal issuance in the last five years, according to Lehman Brothers.

The last two months of our reporting period brought the long-awaited correction in credit spreads to wider levels. The combination of rising interest rates and wider credit spreads (the yield difference between high- and low-quality bonds) was ugly and enhanced by poor liquidity as Wall Street and Main Street backed away from any market other than Treasuries, including the municipal bond market. The Lehman Brothers Municipal Bond Index in August returned -0.43%, while the below investment-grade index returned -2.66%.

PORTFOLIO STRATEGY

TAX-EXEMPT MONEY FUND
The fund outperformed its Lipper peer group average during the past 6- and 12-month periods. As we ended our six-month reporting cycle, the normally smooth-functioning money markets burst into the headlines—victims of the spreading contagion from the subprime mortgage meltdown. While the municipal money market was relatively unaffected by these troubles, the taxable money market came under intense scrutiny, characterized by rapidly widening credit spreads and liquidity fears. These fears added a risk premium to the Libor-based markets not seen in years (see glossary for a definition). Libor rates out to six months widened 50 to 60 basis points (100 basis points equal one percentage point) versus the fed funds rate. At the same time, a flight to quality drove yields on short-term Treasuries well below the fed funds rate. The unsettled state of this market, along with the implications of a slowing housing market, has raised expectations for a rapid series of rate cuts by the Federal Reserve.

By comparison, the municipal money market barely missed a beat. Some signs of economic strength in May and June drove yields on one-year municipal obligations to the highest levels for the cycle—peaking at 3.75%. However, ensuing data caused the markets to rethink what was going on, and these yields retraced their rise, ending the period barely changed at 3.67%. The greatest opportunity for yield is in the front end of our market, where variable rate supply continues to surge. Overnight and seven-day rates averaged 10 to 15 basis points higher over the prior period, around 3.70%. Portfolio strategy, therefore, has been to overweight this portion of the yield curve, and as a result, the weighted average maturity of the fund continues to trend near the low end of its historical range.

The increased likelihood of Fed rate cuts in the near term suggests some modification to our portfolio strategy. However, the overwhelming portion of new issue supply into our market continues to be in the form of short, variable rate securities. This supply should continue to make this part of our curve the most attractive in terms of yield. Until this dynamic changes substantially, we expect to maintain an overweight position in the variable rate portion of the curve.

TAX-FREE SHORT-INTERMEDIATE FUND
The fund outpaced its Lipper peer group average during the 6- and 12-month periods ended August 31, 2007, with returns of 1.18% and 2.89% versus 0.85% and 2.47%, respectively. Dividends per share amounted to $0.09 over the last six months, and the portfolio’s 30-day SEC yield was 3.53%. The fund’s net asset value per share declined $0.03 to $5.31 as interest rates went up.

The front end of the municipal yield curve fared reasonably well relative to most fixed-income assets except for U.S. Treasuries. Over the six-month period, five-year municipal yields increased seven basis points while similar Treasury yields declined 27 basis points. Most of the Treasury market’s relatively good performance occurred in August, reflecting the flight of investors to Treasury securities because of credit problems in the subprime mortgage area.

Our strategy over the past six months was to maintain a slightly long duration (a measure of sensitivity to changes in interest rates; see glossary for a more detailed explanation) relative to our benchmark by maintaining an underweight exposure to very short-term bonds maturing in less than a year. Short-term bonds appeared to offer good yields after the Federal Reserve raised the fed funds rate from 1% a few years back to 5.25% last year, and we anticipated that the next move by the Fed would be to cut interest rates. While we were a bit early implementing this strategy, it finally paid off late in the period.

Regarding sector selection, we increased exposure to hospitals and tobacco. In both cases, credit spreads had widened, spurring us to take advantage of the additional yield. We believe that the premium yield of these sectors could result in higher returns for our shareholders. In summary, our strategy of maintaining a longer duration than the average for competitor funds, adding to higher-yielding sectors, and underweighting very short-term bonds has served us well, and we intend to maintain this strategy in coming months.

TAX-FREE INCOME FUND
Long-term interest rates rose steadily over the past six months, while intermediate-term bond yields were only slightly higher. As a result, the municipal yield curve steepened significantly. In this environment, the fund lost ground over the past six months, returning -0.98%. Fund performance was ahead of the benchmark’s, however, as the Lipper average returned -1.54%. For the 12 months ended August 31, 2007, returns were 1.82% and 1.03%, respectively. (Performance for the Advisor Class was slightly lower, reflecting its higher expenses, but was still above the Lipper average.)

Our good relative performance largely reflected less exposure to low-quality bonds than the peer group, in particular to bonds backed by tobacco company payments to states and localities, which fared badly in the downturn. Our overall portfolio credit quality is high, with 84% of the portfolio rated A, AA, or AAA. A heavy concentration in advance refunded bonds helped the fund in this environment. These bonds are backed by U.S. Treasury bonds held in escrow until they mature. Their generally short duration and high credit quality benefited from both a steepening Treasury yield curve and the flight to quality. Our exposure to these bonds increased over the last six months. In retrospect, more exposure to intermediate-term bonds and less to long-term maturities would have been beneficial, although we are always mindful that our investment program requires us to own primarily long-term bonds.

On the negative side, any exposure to corporate credit—in particular, to the financial sector—hurt fund performance. Bond issues for natural gas contracts used by municipalities are typically structured with guarantees from financial services firms like Goldman Sachs and Merrill Lynch. While these firms carry strong investment-grade ratings, bonds backed by these guarantees were hit hard by worries about their exposure to credit problems in the taxable bond market.

We maintained a significant allocation to hospital revenue bonds because this sector continues to offer a premium yield to the market. Though some of these holdings suffered on a relative basis in the downturn this summer, they remain the core of our premium-yield strategy, which we believe will benefit our shareholders over the long haul. We rely on our fundamental research to keep pace with changes at these issuers and act accordingly. For instance, we eliminated our long-held position in Dimensions Healthcare System, the operator of several health care facilities in Prince George’s County in Maryland. We became disappointed that state and local authorities were unable to develop a good plan to preserve the vitality of Prince George’s Hospital Center for the long run. (Please see the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

In a declining market, we took advantage of higher yields to effect some bond swaps, meaning we sold bonds with losses and reinvested in similar bonds to lock in higher market yields and improve our tax-free income distribution. With poor liquidity and weak bids for lower-quality bonds, we opted to maintain our positions and wait for market conditions to improve. In some cases, we made small additions to existing positions at distressed prices. Our overall duration posture remains slightly below neutral, reflecting some caution after the sharp flight to quality in the Treasury market.

TAX-FREE HIGH YIELD FUND
The Tax-Free High Yield Fund returned -2.44% over the past six months and 1.04% for the 12 months ended August 31, 2007, which were ahead of the results for the Lipper average for both periods. For the first time in quite a while, lower-quality municipals trailed the returns of their AAA counterparts.

Toward the end of the reporting period, many fixed-income markets suffered losses as heightened concerns in the subprime mortgage market spilled over into other credit sectors. Municipals were not immune to this credit crunch and generated losses, even though our market has little direct exposure to mortgage-related issues. Medium- and lower-quality municipals entered this period with historically low yield premiums versus AAA rated bonds. The risk premiums moved considerably higher, most notably in August, as investors demanded greater compensation to assume credit risk. On a relative basis, the Tax-Free High Yield Fund benefited from its conservative positioning as quality spreads adjusted substantially higher during this tumultuous period.

Our emphasis on higher-quality holdings paid off during the period. We maintained considerable exposure to highly rated prerefunded bonds in the five- to seven-year area of the municipal yield curve. These holdings enjoyed higher-than-average distribution income and represented great value given the historically flat yield curve earlier this year. They posted strong relative returns during the flight to quality in August. In addition, our state general obligation bonds, California in particular, performed admirably due to solid fiscal improvement and increased demand for uninsured issuers.

Our corporate-backed industrial development bonds enhanced relative returns. We maintained greater-than-average exposures in many corporate-backed sectors, including investor-owned utilities and waste companies. These companies tend to be less cyclical and generate strong free cash flow. We consider the likelihood of leveraged buyouts in these sectors to be much lower than in other market segments. In addition, we continued to underweight airline-backed debt.

Tobacco securitization bonds performed poorly during the reporting period. New Jersey and California refinanced older borrowings and Michigan placed a large new issue, increasing the supply of tobacco-backed debt in the marketplace. Expectations of further large issues from other states such as Ohio and Louisiana continued to weigh heavily on the municipal market, pressing valuations lower. We maintained a fairly conservative posture in tobacco bonds and emphasized structures with shorter average lives, which tend to be less volatile than longer-dated bonds. We will continue to act opportunistically in this sector while remaining focused on credit fundamentals.

The fund remained cautiously postured in real estate-backed debt. Tax increment and special assessment financing mechanisms using municipal bonds have become increasingly common, especially in California and Florida. These structures rely on tax payments from real estate developers and, ultimately, end-use homebuyers upon development completion. We expect this sector to struggle in the months ahead as inventory overhang in the sector continues for an extended period. We maintained significant exposure to hospital revenue and life care bonds.

We believe that valuations in medium- and lower-quality municipals have become more compelling. Greater interest rate and credit market volatility have forced market participants to demand greater risk premiums for lesser-rated debt. This is a healthy development, in our view. While the risks of slower economic growth have increased in the last few months, the municipal market remains fundamentally sound from a credit perspective and looks relatively attractive. We will continue to rely on our disciplined, research-driven process to uncover opportunities in the higher-yielding municipal market.

OUTLOOK

Weak employment and housing market data have strengthened the impression that downside risks to the economy are mounting as a result of ongoing financial market dislocations. The Federal Reserve has demonstrated through its recent rate reductions that it will “act as needed” to keep such disruptions from derailing the economy. At present, we believe that the central bank could reduce the fed funds rate to as low as 4.25% by March 2008, which should provide a material stimulus to the economy next year and could be supportive for higher-quality bond prices in the near term.

The most important shift in the market is the move toward wider risk premiums for lower-rated credits. The good news is that investors will be better rewarded for taking credit risk, but the path there can be painful. This is an environment that makes us very thankful for our independent credit research. We expect to weigh each investment on its merits and determine whether we want to add or subtract from our exposure to credit risk. On balance, the environment argues for caution.

The recent sell-off in tax-free securities and the widening of credit spreads between higher- and lower-quality municipal securities were driven by a flight to safety, rather than by credit concerns. In light of generally favorable fundamentals for the municipal market, municipals now offer more compelling values relative to taxable bonds, in our view, particularly for investors in the highest tax brackets. As always, we will continue to rely upon our dedicated proprietary research to uncover the best risk-adjusted credit opportunities available and selectively invest in attractive income-producing investments.

We thank you for your continued support.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Tax-Exempt Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Tax-Free Short-Intermediate Fund

Mary J. Miller
Chairman of the Investment Advisory Committee
Tax-Free Income Fund

James M. Murphy
Chairman of the Investment Advisory Committee
Tax-Free High Yield Fund

September 24, 2007

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

SUPPLEMENT TO PROSPECTUS DATED JULY 1, 2007

T. Rowe Price Tax-Free Income Fund, Inc.
T. Rowe Price Tax-Free Income Fund—Advisor Class

The Portfolio Management paragraph in Section 3 of the prospectus is amended to reflect the following change:

Effective November 1, 2007, Konstantine B. Mallas will become Co-chairman of the Investment Advisory Committee along with current Chairman, Mary J. Miller. He currently serves as a member of the Investment Advisory Committee and vice president of the fund. Mr. Mallas joined T. Rowe Price in 1987 and has been managing investments since 1991.

RISKS OF FIXED-INCOME INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield bonds could have greater price declines than funds that invest primarily in high-quality bonds. Municipalities issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

Average maturity: For a bond fund, the average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation. A shorter average maturity usually means a less sensitive and, consequently, less volatile portfolio.

Basis points: One hundred basis points equal one percentage point.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Lehman Brothers Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed-rate bonds with maturities greater than two years selected from issues larger than $75 million.

Lehman Brothers U.S. Aggregate Index: An unmanaged index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities of investment-grade quality or better, with at least one year to maturity, and an outstanding par value of at least $250 million.

Libor rate: The London Interbank Offered Rate, which is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Tender option bond: Obligations that grant the bondholder the right to require the issuer, or a specified third party acting as agent for the issuer, to purchase the bonds, usually at par, at a specified time prior to maturity, or upon the occurrence of certain events or conditions.

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield.

Yield curve: A graphic depiction of the relationship among the yields for similar bonds with different maturities. A yield curve is positive when short-term yields are lower than long-term yields and negative when short-term yields are higher than long-term yields.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that a fund may have two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

Investor Class

	6 Months Ended 8/31/07‡	Year Ended 2/28/07‡	2/28/06‡	2/28/05‡	2/29/04	2/28/03
NET ASSET VALUE						
Beginning of period	$ 10.07	$ 10.02	$ 10.06	$ 10.21	$ 10.05	$ 9.81
Investment activities						
Net investment income	0.22	0.44	0.44	0.43	0.44	0.47
Net realized and unrealized gain (loss)	(0.32)	0.05	(0.04)	(0.15)	0.16	0.24
Total from investment activities	(0.10)	0.49	0.40	0.28	0.60	0.71
Distributions						
Net investment income	(0.22)	(0.44)	(0.44)	(0.43)	(0.44)	(0.47)
NET ASSET VALUE						
End of period	$ 9.75	$ 10.07	$ 10.02	$ 10.06	$ 10.21	$ 10.05
Ratios/Supplemental Data						
Total return^	(0.98)%	5.03%	4.02%	2.87%	6.17%	7.42%
Ratio of total expenses to average net assets	0.52%†	0.52%	0.53%	0.54%	0.54%	0.55%
Ratio of net investment income to average net assets	4.41%†	4.44%	4.37%	4.33%	4.47%	4.78%
Portfolio turnover rate	35.6%†	28.1%	31.0%	29.8%	26.9%	24.4%
Net assets, end of period (in millions)	$ 1,504	$ 1,504	$ 1,480	$ 1,459	$ 1,509	$ 1,501

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 98.9%		
Alabama 1.4%		
Alabama Special Care Fac., Ascension Health, 5.00%, 11/15/39	8,300	8,234
Baldwin County Eastern Shore Hosp. Auth., 5.75%, 4/1/27 (Prerefunded 4/1/08) (1)	880	906
Camden Ind. Dev. Board, IDRB, Weyerhaeuser 6.125%, 12/1/24	2,500	2,663
Health Care Auth. for Baptist Health, 5.00%, 11/15/14	3,400	3,439
Health Care Auth. for Baptist Health, 5.00%, 11/15/15	3,100	3,123
Health Care Auth. for Baptist Health, 5.00%, 11/15/18	1,935	1,918
Houston County Healthcare Auth., 5.25%, 10/1/30 (2)	5,500	5,672
		25,955
Alaska 0.7%		
Alaska HFC, Single Family, 4.70%, 12/1/22	10,000	9,978
Alaska HFC, Single Family, 5.30%, 12/1/17	2,025	2,029
		12,007
Arizona 0.7%		
Arizona School Fac. Board, 5.50%, 7/1/18 (Prerefunded 7/1/11) (1)	5,000	5,319
Maricopa County IDA, Catholic Healthcare West, 5.00%, 7/1/18	5,000	5,081
Scottsdale IDA, 5.80%, 12/1/31 (Prerefunded 12/1/11) (1)	2,000	2,176
		12,576
Arkansas 0.6%		
Jefferson County, Entergy, 4.60%, 10/1/17	3,620	3,605
Little Rock Health Fac. Board, Baptist Health, 6.85%, 11/1/08	2,495	2,575
North Little Rock, 6.50%, 7/1/15 (3)	4,000	4,492
		10,672
California 11.3%		
Anaheim PFA, California Electric, 5.00%, 10/1/34 (3)	3,340	3,387

California, 5.25%, 4/1/29 (Prerefunded 4/1/14) (1)	4,995	5,419
California, 5.65%, 6/1/30 (Prerefunded 6/1/10) (1)	520	548
California, GO, 5.00%, 8/1/26 (4)	10,000	10,170
California, GO, 5.00%, 2/1/33 (Prerefunded 2/1/14) (1)	5,000	5,345
California, GO, 5.00%, 6/1/37	15,000	15,033
California, GO, 5.25%, 4/1/29	5	5
California, GO, 5.25%, 4/1/34	5	5
California, GO, 5.25%, 4/1/34 (Prerefunded 4/1/14) (1)	5,495	5,962
California, GO, 5.50%, 11/1/33	8,000	8,369
California, GO, 5.65%, 6/1/30	135	141
California Dept. of Veteran Affairs, 4.60%, 12/1/28	3,225	3,066
California Dept. of Water Resources, Power Supply 5.375%, 5/1/21 (Prerefunded 5/1/12) (1)	2,000	2,166
California Dept. of Water Resources, Power Supply 5.75%, 5/1/17 (Prerefunded 5/1/12) (1)	3,000	3,296
California Public Works Board, Dept. of Corrections 5.25%, 6/1/28	14,810	15,189
California Public Works Board, Mental Health, 5.50%, 6/1/23	3,000	3,189
California Public Works Board, State Dept. Health 5.00%, 11/1/23	12,055	12,305
California Statewide CDA, Huntington Memorial Hosp. 5.00%, 7/1/27	6,500	6,451
California Statewide CDA, Kaiser Permanente, 5.25%, 3/1/45	10,000	10,007
California Statewide CDA, Southern California Edison 4.25%, 11/1/33 (Tender 11/1/16) (5)	3,475	3,509
California Statewide CDA, Sutter Health, 5.625%, 8/15/42	3,850	3,989
California Tobacco Securitization Agency, Tobacco Ind., STEP 0.00%, 6/1/21	5,000	3,992
Capistrano Unified School Dist. No. 90-2, 5.875%, 9/1/23	1,415	1,462
Foothill / Eastern Transportation Corridor Agency Zero Coupon, 1/1/15 (6)	5,000	3,708

Foothill / Eastern Transportation Corridor Agency Zero Coupon, 1/1/17 (6)	18,000	12,079
Golden State Tobacco Securitization Corp., Tobacco Settlement 5.00%, 6/1/12	4,000	4,043
Golden State Tobacco Securitization Corp., Tobacco Settlement 5.50%, 6/1/33 (Prerefunded 6/1/13) (1)	7,500	8,093
Golden State Tobacco Securitization Corp., Tobacco Settlement 5.625%, 6/1/38 (Prerefunded 6/1/13) (1)	8,500	9,226
Los Angeles Harbor, 7.60%, 10/1/18 (6)	3,010	3,587
San Diego Unified School Dist., 5.50%, 7/1/25 (3)	4,745	5,297
San Francisco Public Utility Commission, 5.00%, 11/1/27 (7)	8,000	8,111
San Jose, Airport, 5.00%, 3/1/28 (3)	3,500	3,560
Southern California Public Power Auth., 6.75%, 7/1/11	4,050	4,459
Union Elementary School Dist., GO, Zero Coupon, 9/1/12 (5)	2,945	2,430
Union Elementary School Dist., GO, Zero Coupon, 9/1/13 (5)	3,520	2,780
Univ. of California Regents, 5.125%, 5/15/15 (2)	1,900	2,025
Univ. of California Regents, 5.125%, 5/15/17 (2)	10,000	10,655
West Hollywood CDA, East Side Redev., 5.625%, 9/1/28	2,015	2,042
		205,100
Colorado 1.7%		
Colorado HFA, 6.50%, 11/15/31 (Prerefunded 11/15/11) (1)	2,500	2,787
Colorado HFA, Covenant Retirement Communities 6.125%, 12/1/33	2,000	2,048
Colorado State Univ. System, 5.00%, 3/1/37 (5)	4,000	4,088
Denver Convention Center Hotel Auth., 5.25%, 12/1/20 (8)	8,670	9,153
Denver Convention Center Hotel Auth., 5.25%, 12/1/21 (8)	5,000	5,264
Denver Convention Center Hotel Auth., 5.25%, 12/1/22 (8)	7,020	7,368
		30,708
Connecticut 0.8%		
Connecticut Special Tax Obligation, 7.125%, 6/1/10	7,350	7,794

Mohegan Tribe Indians, 6.00%, 1/1/16	2,250	2,338
Mohegan Tribe Indians, 6.25%, 1/1/31	4,750	4,960
		15,092
District of Columbia 4.5%		
District of Columbia, 5.25%, 6/1/27 (Prerefunded 6/1/08) (1)(3)	2,060	2,103
District of Columbia, 5.25%, 6/1/27 (Prerefunded 6/1/08) (1)(3)	1,330	1,358
District of Columbia, 6.00%, 6/1/14 (3)(6)	2,305	2,600
District of Columbia, Ballpark, GO, 5.00%, 2/1/35 (5)	5,100	5,138
District of Columbia, GO, 4.75%, 6/1/36 (5)	15,450	15,211
District of Columbia, GO, 5.00%, 6/1/17 (2)	7,125	7,514
District of Columbia, GO, 5.00%, 6/1/18 (2)	11,230	11,785
District of Columbia, GO, 5.125%, 6/1/17 (Prerefunded 6/1/13) (1)(2)	12,720	13,582
District of Columbia, GO, 5.25%, 6/1/27 (3)	6,585	6,702
District of Columbia, GO, 6.00%, 6/1/14 (3)	4,400	4,936
District of Columbia, GO, 6.00%, 6/1/15 (3)	1,550	1,755
District of Columbia, GO, 6.00%, 6/1/17 (3)	4,250	4,862
District of Columbia Tobacco Securitization Corp. Tobacco Settlement, 5.25%, 5/15/09	5,000	5,055
		82,601
Florida 2.1%		
Coral Gables HFA, Baptist Health, 5.25%, 8/15/24 (Prerefunded 8/15/14) (1)(7)	5,000	5,411
Highlands County HFA, Adventist Health/Sunbelt 5.25%, 11/15/36	5,000	4,985
Highlands County HFA, Adventist Health/Sunbelt 5.875%, 11/15/29 (Prerefunded 11/15/13) (1)	7,000	7,759
Highlands County HFA, Adventist Health/Sunbelt 6.00%, 11/15/31 (Prerefunded 11/15/11) (1)	2,750	3,011
Orange County HFA, Nemours Foundation, 5.00%, 1/1/35	6,345	6,422

Orange County HFA, Westminster Community Care 6.75%, 4/1/34	2,500	2,567
South Miami HFA, Baptist Health, 5.00%, 8/15/27	7,875	7,905
		38,060
Georgia 3.4%		
Atlanta Airport, 5.25%, 1/1/33 (7)	5,000	5,147
Chatham County Hosp. Auth., Memorial Health Univ. Medical Center, 5.75%, 1/1/29	3,500	3,559
Chatham County Hosp. Auth., Memorial Health Univ. Medical Center, 6.125%, 1/1/24	4,000	4,141
Forsyth County School Dist., GO, 5.75%, 2/1/18 (Prerefunded 2/1/10) (1)	2,800	2,980
Fulton-DeKalb Hosp. Auth., Grady Memorial Hosp. 6.80%, 1/1/08 (2)(6)	5,905	5,965
Fulton-DeKalb Hosp. Auth., Grady Memorial Hosp. 6.85%, 1/1/09 (2)(6)	6,310	6,568
Fulton-DeKalb Hosp. Auth., Grady Memorial Hosp. 6.85%, 1/1/10 (2)(6)	6,745	7,219
Georgia Private Colleges & Univ. Auth., Emory Univ. 5.50%, 11/1/24 (Prerefunded 11/1/10) (1)	6,225	6,618
Gwinnett County School Dist., GO, 6.40%, 2/1/11	1,905	2,072
Municipal Electric Auth. of Georgia, 5.50%, 1/1/20 (Prerefunded 1/1/13) (1)	85	92
Municipal Electric Auth. of Georgia, 5.50%, 1/1/20	2,915	3,129
Municipal Electric Auth. of Georgia, 5.70%, 1/1/19 (5)	5,100	5,656
Municipal Electric Auth. of Georgia, 7.25%, 1/1/24 (2)	6,500	8,525
		61,671
Hawaii 0.2%		
Hawaii Airports System, 5.75%, 7/1/21 (5)	4,000	4,211
		4,211

Idaho 0.2%		
Nez Perce County, PCR, IDRB, Potlatch Corp., 7.00%, 12/1/14	2,600	2,873
		2,873
Illinois 6.3%		
Chicago, 6.75%, 1/1/35 (Prerefunded 7/1/10) (1)(5)	5,000	5,453
Chicago, GO, 5.50%, 1/1/14 (7)	5,000	5,454
Chicago, GO, 5.50%, 1/1/18 (2)	3,880	4,228
Chicago Board of Ed., GO, VRDN, 3.95%, 3/1/35 (7)	6,300	6,300
Chicago Board of Ed., School Reform, GO Zero Coupon, 12/1/19 (5)	6,200	3,560
Illinois, Sales Tax, 5.50%, 6/15/16	2,000	2,121
Illinois, Sales Tax, 6.125%, 6/15/16	2,000	2,122
Illinois EFA, Northwestern Univ., 5.25%, 11/1/32 (Prerefunded 11/1/14) (1)	4,000	4,337
Illinois Fin. Auth., Northwestern Memorial Hosp. 5.50%, 8/15/43	12,750	13,126
Illinois HFA, Chicago Charter School, 5.00%, 12/1/26	3,500	3,254
Illinois HFA, Glen Oaks Medical Center, 7.00%, 11/15/19 (6)	3,300	3,445
Illinois HFA, Institute of Technology, 5.00%, 4/1/22	5,765	5,724
Illinois HFA, Institute of Technology, 5.00%, 4/1/23	3,250	3,201
Illinois HFA, Institute of Technology, 5.00%, 4/1/26	2,000	1,943
Illinois HFA, Institute of Technology, 5.00%, 4/1/31	5,500	5,244
Illinois HFA, Institute of Technology, 5.00%, 4/1/36	3,000	2,826
Illinois HFA, Lutheran Hillside Village, 5.25%, 2/1/37	4,500	4,311
Illinois HFA, Northwestern Memorial Hosp. VRDN, 4.05%, 8/15/38	1,700	1,700
Illinois HFA, Palos Community Hosp., 5.00%, 5/15/32 (3)	11,500	11,578
Metropolitan Pier & Exposition Auth., McCormick Zero Coupon, 6/15/18 (5)	14,160	8,756
Metropolitan Pier & Exposition Auth., McCormick Zero Coupon, 6/15/37 (3)	11,870	2,671

Regional Transportation Auth., 6.70%, 11/1/21 (5)	5,000	6,023
Regional Transportation Auth., 7.75%, 6/1/19 (5)	5,350	6,781
		114,158
Indiana 0.7%		
Goshen, Greencroft Obligated Group, 5.75%, 8/15/19	3,000	3,017
Indiana Transportation Fin. Auth., Highway, 5.375%, 12/1/25 (Prerefunded 12/1/10) (1)	640	673
Indiana Transportation Fin. Auth., Highway, 5.375%, 12/1/25 (Prerefunded 12/1/10) (1)	3,360	3,531
Rockport, PCR, American Electric Power 4.15%, 7/1/25 (Tender 7/15/11) (2)	5,000	5,030
		12,251
Iowa 0.3%		
Iowa Fin. Auth., Single Family, 5.70%, 1/1/27	1,665	1,672
Scott County, Ridgecrest Village, 7.25%, 11/15/26 (Prerefunded 11/15/10) (1)	4,000	4,426
		6,098
Kansas 1.5%		
Burlington, PCR, Kansas Gas & Electric, 5.30%, 6/1/31 (3)	21,525	22,364
Salina, Regional Health Center, 5.00%, 10/1/36	5,000	4,851
		27,215
Louisiana 1.9%		
Calcasieu Parish, IDRB, PCR, Entergy Gulf States 5.45%, 7/1/10	1,750	1,759
Louisiana Offshore Terminal Auth., 4.30%, 10/1/37 (Tender 10/1/11)	12,500	12,527
Louisiana PFA, Baton Rouge General Medical Center 5.25%, 7/1/33 (3)	10,000	10,201
Sabine River Auth., PCR, Intl. Paper, 6.20%, 2/1/25	2,500	2,585

Saint John Baptist Parish, PCR, Marathon Oil, 5.125%, 6/1/37	7,100	6,818
		33,890
Maryland 2.1%		
Baltimore, Convention Center Hotel, 5.875%, 9/1/39	1,500	1,534
Gaithersburg, Asbury Obligated Group, 5.125%, 1/1/26	5,000	4,818
Gaithersburg, Asbury Obligated Group, 5.125%, 1/1/36	7,000	6,568
Maryland CDA, Residential, 3.90%, 9/1/16	3,500	3,437
Maryland CDA, Residential, 3.95%, 9/1/17	3,725	3,648
Maryland Economic Dev. Corp., Chesapeake Bay Hyatt 5.00%, 12/1/31	4,000	3,529
Maryland HHEFA, Doctors Community Hosp., 5.00%, 7/1/20	4,825	4,793
Maryland HHEFA, Johns Hopkins Hosp., Zero Coupon, 7/1/19	7,675	4,295
Maryland HHEFA, Mercy Ridge Retirement Community 6.00%, 4/1/35 (Prerefunded 4/1/13) (1)	2,535	2,819
Maryland HHEFA, Univ. of Maryland Medical System 7.00%, 7/1/22 (5)	1,500	1,877
		37,318
Massachusetts 5.5%		
Massachusetts, 5.25%, 8/1/16 (Prerefunded 8/1/13) (1)	10,000	10,740
Massachusetts, 5.75%, 1/1/32 (Prerefunded 1/1/14) (1)(5)	6,000	6,624
Massachusetts, GO, 5.25%, 8/1/28	15,000	16,449
Massachusetts Bay Transportation Auth., 5.25%, 7/1/30 (Prerefunded 7/1/14) (1)	2,000	2,171
Massachusetts Bay Transportation Auth., GO, 7.00%, 3/1/14	3,150	3,617
Massachusetts Bay Transportation Auth., GO, 7.00%, 3/1/21	6,200	7,478
Massachusetts HEFA, Harvard Univ., 6.00%, 7/1/35 (Prerefunded 7/1/10) (1)	3,500	3,748
Massachusetts HEFA, Harvard Univ., 6.25%, 4/1/20	5,000	5,988
Massachusetts HEFA, Massachusetts Institute of Technology 5.50%, 7/1/32	10,000	11,404

Massachusetts HEFA, Partners Healthcare, 5.00%, 7/1/32	11,000	10,984
Massachusetts HEFA, Partners Healthcare 5.75%, 7/1/32 (Prerefunded 7/1/11) (1)	4,235	4,576
Massachusetts HEFA, Partners Healthcare, 5.75%, 7/1/32	165	178
Massachusetts Port Auth., 5.75%, 7/1/29 (Prerefunded 1/1/10) (1)	5,000	5,275
Massachusetts Water Pollution Abatement Trust 5.25%, 8/1/20	55	57
Massachusetts Water Pollution Abatement Trust 5.75%, 8/1/29 (Prerefunded 8/1/09) (1)	990	1,037
Massachusetts Water Pollution Abatement Trust, Water Resources Auth., 5.75%, 8/1/29	4,010	4,171
Massachusetts Water Pollution Abatement Trust, Water Resources Auth., 6.00%, 8/1/19	5,000	5,813
		100,310
Michigan 1.3%		
Cornell Township Economic Dev., MeadWestvaco 5.875%, 5/1/18 (Prerefunded 5/1/12) (1)	2,000	2,182
Dickinson County, PCR, Int'l. Paper, 4.80%, 11/1/18	2,000	1,960
Michigan Hosp. Fin. Auth., Ascension Health, 5.25%, 11/15/26	3,570	3,640
Michigan Hosp. Fin. Auth., Trinity Health, 5.00%, 8/15/25	10,000	10,065
Michigan Hosp. Fin. Auth., Trinity Health, 6.00%, 12/1/20	1,500	1,591
Michigan Strategic Fund, IDRB, Detroit Edison, 5.45%, 9/1/29	5,000	5,087
		24,525
Minnesota 0.6%		
Minneapolis-St. Paul Metropolitan Airport Commission 5.25%, 1/1/32 (Prerefunded 1/1/11) (1)(5)	10,000	10,485
		10,485
Mississippi 1.2%		
Jackson County, PCR, Chevron, VRDN, 4.05%, 12/1/16	300	300

Mississippi Business Fin., PCR, System Energy Resources 5.90%, 5/1/22	7,000	7,067
Mississippi Home Corp., Single Family, 4.65%, 12/1/38	2,200	2,066
Mississippi Home Corp., Single Family 4.875%, 12/1/28	1,370	1,367
Mississippi Home Corp., Single Family 4.95%, 12/1/33	1,130	1,125
Mississippi Home Corp., Single Family 5.00%, 12/1/38	2,595	2,587
Mississippi Hosp. Equipment Fac. Auth., Baptist Health 5.00%, 8/15/29	6,750	6,480
		20,992
Missouri 0.7%		
Missouri Joint Municipal Electric Utility Commission, Plum Point 5.00%, 1/1/23 (3)	8,975	9,214
Missouri Joint Municipal Electric Utility Commission, Plum Point 5.00%, 1/1/27 (3)	4,000	4,068
		13,282
Montana 0.7%		
Forsyth PCR, IDRB, Northwestern Corp., 4.65%, 8/1/23 (2)	12,600	12,410
		12,410
Nebraska 0.2%		
Omaha Public Power Dist., 6.20%, 2/1/17 (6)	3,000	3,399
		3,399
Nevada 2.3%		
Clark County, Fuel Tax, 5.125%, 7/1/16 (2)	10,870	11,549
Clark County Airport, Las Vegas McCarran Int'l. Airport 4.75%, 7/1/22 (3)	13,795	13,870
Clark County School Dist., GO, 7.00%, 6/1/11 (3)	3,500	3,892
Clark County, IDRB, PCR, Nevada Power, 5.30%, 10/1/11	2,000	1,986
Clark County, IDRB, PCR, Southwest Gas, 5.45%, 3/1/38 (Tender 3/1/13)	5,000	5,081

Nevada, GO, 7.25%, 11/1/10 (6)	3,050	3,097
Truckee Meadows Water Auth., 5.50%, 7/1/19 (Prerefunded 7/1/11) (1)(7)	2,500	2,659
		42,134
New Hampshire 1.8%		
New Hampshire Business Fin. Auth., PCR, Public Service 5.45%, 5/1/21 (3)	14,500	15,391
New Hampshire HEFA, Covenant Health, 6.00%, 7/1/22	3,400	3,577
New Hampshire HEFA, Dartmouth-Hitchcock Obligation Group 5.50%, 8/1/27 (7)	7,930	8,354
New Hampshire HEFA, Wentworth-Douglas Hosp. 5.375%, 1/1/15 (3)	5,600	5,909
		33,231
New Jersey 1.9%		
Middlesex County, PCR, Amerada Hess, 6.05%, 9/15/34	2,000	2,067
New Jersey Economic Dev. Auth., Harrogate, 5.875%, 12/1/26	3,500	3,512
New Jersey Economic Dev. Auth., Motor Vehicle Surcharge 5.25%, 7/1/31 (3)	5,000	5,212
New Jersey Economic Dev. Auth., School Fac. Construction 5.25%, 9/1/18	5,000	5,337
New Jersey Economic Dev. Auth., Seabrook Village 5.25%, 11/15/26	2,000	1,876
New Jersey HFFA, Pascack Valley Hosp. Assoc., 6.50%, 7/1/23	3,000	2,103
New Jersey HFFA, Pascack Valley Hosp. Assoc., 6.625%, 7/1/36	3,000	2,106
New Jersey Transportation Trust Fund Auth., 5.50%, 12/15/21	7,165	7,898
Tobacco Settlement Fin. Corp., Tobacco Industry 4.50%, 6/1/23	4,650	4,423
		34,534
New Mexico 0.9%		
Jicarilla Apache Nation, 5.50%, 9/1/23	3,890	4,093

Sandoval County, IDRB, Intel Corp., 5.00%, 6/1/20	3,725	3,850
Univ. of New Mexico Regents, Univ. of New Mexico Hosp. 5.00%, 7/1/32 (7)	7,840	7,971
		15,914
New York 13.6%		
Dormitory Auth. of the State of New York, City Univ. 5.75%, 7/1/13	10,000	10,695
Dormitory Auth. of the State of New York, City Univ. 5.75%, 7/1/18 (2)	5,000	5,518
Dormitory Auth. of the State of New York, City Univ. 6.00%, 7/1/14	10,000	10,794
Dormitory Auth. of the State of New York, Mount Sinai Hosp. 5.50%, 7/1/26	2,000	2,001
Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 3/15/30	7,000	7,172
Dormitory Auth. of the State of New York, State Univ. 5.25%, 5/15/15 (2)	3,600	3,852
Dormitory Auth. of the State of New York, State Univ. 5.25%, 5/15/19	3,325	3,558
Dormitory Auth. of the State of New York, State Univ. Ed. Fac. 5.75%, 5/15/19 (Prerefunded 5/15/10) (1)(5)	4,945	5,261
Metropolitan Transportation Auth., 5.00%, 11/15/30	6,500	6,613
Metropolitan Transportation Auth., 5.125%, 11/15/31	5,000	5,092
Metropolitan Transportation Auth., 5.25%, 11/15/31	2,945	3,022
Metropolitan Transportation Auth., 5.25%, 11/15/32 (Prerefunded 11/15/13) (1)	10,000	10,823
Metropolitan Transportation Auth., Commuter Fac. 5.75%, 7/1/21 (Prerefunded 1/1/08) (1)(3)	12,750	13,027
Nassau County Tobacco Settlement Corp., Tobacco Industry STEP, 0.00%, 6/1/26	2,500	2,100
New York City, 5.50%, 6/1/21 (Prerefunded 6/1/13) (1)	5,240	5,713
New York City, GO, 5.25%, 8/1/13	5,000	5,366
New York City, GO, 5.25%, 5/15/22	10,000	10,465

New York City, GO, 5.25%, 8/15/26	5,000	5,204
New York City, GO, 5.50%, 6/1/21	2,260	2,396
New York City, GO, 6.00%, 5/15/30 (Prerefunded 5/15/10) (1)	2,855	3,053
New York City, GO, 6.00%, 5/15/30	25	26
New York City IDA, 7 World Trade Center, 6.25%, 3/1/15	4,800	5,016
New York City IDA, 7 World Trade Center, 6.75%, 3/1/15	1,000	1,052
New York City Municipal Water Fin. Auth., 5.50%, 6/15/33 (Prerefunded 6/15/10) (1)	9,000	9,521
New York City Municipal Water Fin. Auth., 6.00%, 6/15/33 (Prerefunded 6/15/10) (1)	2,220	2,378
New York City Transitional Fin. Auth., 5.75%, 11/15/20 (Prerefunded 5/15/10) (1)	510	542
New York City Transitional Fin. Auth., 5.75%, 11/15/20 (Prerefunded 5/15/10) (1)	4,990	5,307
New York City Transitional Fin. Auth., 6.00%, 8/15/17 (Prerefunded 8/15/09) (1)	4,000	4,214
New York City Transitional Fin. Auth., STEP, 5.25%, 2/1/29	16,640	17,335
New York Liberty Dev. Corp.,5.25%, 10/1/35	15,000	15,655
New York State Thruway Auth., 5.50%, 3/15/20 (Prerefunded 3/15/12) (1)	3,000	3,234
New York State Urban Dev. Corp., 5.50%, 7/1/26 (Prerefunded 7/1/08) (1)	5,950	6,041
New York State Urban Dev. Corp., 5.50%, 7/1/26 (Prerefunded 7/1/08) (1)	4,050	4,112
New York State Urban Dev. Corp., VRDN, 4.10%, 1/1/09	11,445	11,445
Seneca Nation Indians Capital Improvement Auth. 5.00%, 12/1/23 (9)	3,000	2,776
Tobacco Settlement Fin. Corp., 5.25%, 6/1/20 (2)	5,000	5,255
Triborough Bridge & Tunnel Auth., General Purpose 5.25%, 1/1/28 (Prerefunded 1/1/22) (1)	10,000	10,929
Triborough Bridge & Tunnel Auth., General Purpose 5.50%, 1/1/17 (6)	18,275	20,049
		246,612

Ohio Water Dev. Auth., FirstEnergy, PCR, 3.75%, 10/1/30 (Tender 10/1/08)	5,000	4,982
		31,968
Oklahoma 0.6%		
Jackson County Memorial Hosp. Auth., 7.30%, 8/1/15	1,595	1,603
Oklahoma Dev. Fin. Auth., Inverness Village, 8.00%, 2/1/32	4,000	4,389
Tulsa County Home Fin. Auth., Single Family 6.90%, 8/1/10 (5)(6)	4,250	4,618
		10,610
Oregon 0.3%		
Oregon, Welfare, GO, VRDN, 3.95%, 6/1/28	700	700
Oregon Housing & Community Services Dept., Single Family 6.00%, 7/1/20	1,830	1,874
Umatilla County Hosp. Fac. Auth., Catholic Health Initiatives 5.50%, 3/1/22 (6)	1,255	1,330
Umatilla County Hosp. Fac. Auth., Catholic Health Initiatives 5.50%, 3/1/22	955	999
		4,903
Pennsylvania 2.0%		
Allegheny County Hosp. Dev. Auth., West Penn Allegheny Health, 9.25%, 11/15/22 (Prerefunded 11/15/10) (1)	3,000	3,541
Chester County HEFA, Jefferson Health, 5.375%, 5/15/27	6,500	6,604
Cumberland County Municipal Auth., Wesley Affiliated 7.125%, 1/1/25 (Prerefunded 1/1/13)	3,000	3,440
Montgomery County IDA, ACTS Retirement Communities 5.00%, 11/15/11	1,640	1,669
Montgomery County IDA, ACTS Retirement Communities 5.00%, 11/15/14	5,455	5,521
Pennsylvania Turnpike Commission, 5.25%, 12/1/32 (2)	7,500	7,746
Pennsylvania Turnpike Commission, 5.50%, 7/15/33 (Prerefunded 7/15/11) (1)(2)	3,500	3,756

West Shore Area Auth., Holy Spirit Hosp., 6.20%, 1/1/26	3,250	3,347
		35,624
Puerto Rico 1.9%		
Gov't. Dev. Bank for Puerto Rico, GO, TECP, 4.70%, 9/5/07	5,000	5,000
Gov't. Dev. Bank for Puerto Rico, GO, TECP, 4.70%, 9/7/07	6,000	6,000
Puerto Rico Electric Power Auth., VR, 4.111%, 7/1/29 (7)	2,800	2,750
Puerto Rico Public Fin. Corp., 5.75%, 8/1/27 (Tender 2/1/12)	20,000	21,188
		34,938
South Carolina 2.2%		
Connector 2000 Assoc., Zero Coupon, 1/1/09	2,700	2,157
Connector 2000 Assoc., Zero Coupon, 1/1/10	3,400	2,845
Connector 2000 Assoc., Zero Coupon, 1/1/11	2,200	979
Connector 2000 Assoc., Zero Coupon, 1/1/29	20,500	3,514
Georgetown County, PCR, Int'l. Paper, 5.70%, 4/1/14	9,090	9,555
Medical Univ. Hosp. Auth., 5.00%, 8/15/31 (3)	12,330	12,416
Piedmont Municipal Power Agency, 6.50%, 1/1/14 (5)(6)	500	574
Piedmont Municipal Power Agency, 6.50%, 1/1/14 (5)	3,000	3,416
South Carolina Jobs Economic Dev. Auth., Bon Secours Health 5.625%, 11/15/30	4,000	4,064
		39,520
South Dakota 0.3%		
South Dakota HEFA, Sioux Valley Hosp., 5.25%, 11/1/27	2,000	2,041
South Dakota HEFA, Sioux Valley Hosp., 5.50%, 11/1/31	3,000	3,107
		5,148
Tennessee 2.1%		
Chattanooga Health, Ed. & Housing Fac. Board, Chattanooga Memorial Hosp., 6.625%, 9/1/07 (3)(6)	2,950	2,950

Chattanooga Health, Ed. & Housing Fac. Board, Chattanooga Memorial Hosp., 6.625%, 9/1/08 (3)(6)	3,150	3,240
Metropolitan Nashville & Davidson Counties, Water & Sewer STEP, 7.70%, 1/1/12 (5)	6,250	6,868
Shelby County Health, Ed. & Housing Board, Bonheur 5.50%, 8/15/12 (3)(6)	4,000	4,159
Shelby County Health, Ed. & Housing Board, St. Jude Children's Research Hospital, 5.00%, 7/1/36	5,500	5,483
Tennessee Energy Acquisition Corp., 5.25%, 9/1/18	15,000	15,624
		38,324
Texas 5.5%		
Abilene Health Fac. Dev. Corp., Sears Methodist Retirement 7.00%, 11/15/33	3,500	3,770
Austin, Water & Wastewater, 5.125%, 5/15/27 (7)	10,955	11,119
Brazos River Auth., PCR, Centerpoint Energy, 7.75%, 12/1/18	4,000	4,158
Cypress-Fairbanks Independant School Dist. Zero Coupon, 2/15/19	6,140	3,570
Harris County, Toll Roads, GO, 5.25%, 8/15/30 (7)	5,000	5,428
Harris County Health Fac. Dev. Corp., Memorial Hermann Healthcare, 6.375%, 6/1/29 (Prerefunded 6/1/11) (1)	4,000	4,395
Harris County Health Fac. Dev. Corp., St. Lukes Episcopal Hosp. 5.375%, 2/15/26 (Prerefunded 8/15/11) (1)	5,500	5,825
Harris County Health Fac. Dev. Corp., Texas Childrens Hosp. 5.25%, 10/1/19 (6)	5,000	5,188
Harris County Hosp. Dist., 7.40%, 2/15/10 (2)(6)	150	155
Houston, GO, 5.50%, 3/1/18 (7)	2,750	2,889
Houston Combined Utility System 5.75%, 12/1/18 (Prerefunded 12/1/12) (1)(2)	3,000	3,279
Houston Higher Ed. Fin. Corp., Rice Univ., 5.375%, 11/15/29 (Prerefunded 11/15/09) (1)	11,450	11,955
Houston Independent School Dist., 5.00%, 7/15/20 (Prerefunded 7/15/11) (1)(7)	3,000	3,136
Lower Colorado River Auth., 6.00%, 5/15/12 (7)	6,095	6,372

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value (cost $1,734,119)	$ 1,791,990
Interest receivable	20,957
Receivable for investment securities sold	15,564
Receivable for shares sold	2,047
Cash	21
Other assets	233
Total assets	1,830,812
Liabilities	
Payable for investment securities purchased	13,704
Payable for shares redeemed	2,998
Investment management fees payable	699
Due to affiliates	48
Other liabilities	1,270
Total liabilities	18,719
NET ASSETS	$ 1,812,093
Net Assets Consist of:	
Undistributed net investment income	$ 3,187
Undistributed net realized loss	(6,571)
Net unrealized gain	57,947
Paid-in capital applicable to 185,758,325 shares of $1.00 par value capital stock outstanding; 500,000,000 shares authorized	1,757,530
NET ASSETS	$ 1,812,093
NET ASSET VALUE PER SHARE	
Investor Class	
($1,504,378,892 / 154,231,585 shares outstanding)	$ 9.75
Advisor Class	
($307,714,326 / 31,526,740 shares outstanding)	$ 9.76

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($ 000s)

	6 Months Ended 8/31/07
Investment Income (Loss)	
Interest income	$ 45,694
Expenses	
Investment management	4,216
Rule 12b-1 fees	
Advisor Class	437
Shareholder servicing	
Investor Class	295
Advisor Class	172
Custody and accounting	149
Prospectus and shareholder reports	
Investor Class	42
Advisor Class	20
Registration	35
Legal and audit	11
Directors	6
Miscellaneous	6
Total expenses	5,389
Expenses paid indirectly	(3)
Net expenses	5,386
Net investment income	40,308
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	(3,055)
Futures	(1,191)
Net realized loss	(4,246)
Change in net unrealized gain (loss)	
Securities	(56,122)
Futures	76
Change in net unrealized loss	(56,046)
Net realized and unrealized loss	(60,292)
DECREASE IN NET ASSETS FROM OPERATIONS	$ (19,984)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Tax-Free Income Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term investment-grade municipal securities. The fund has two classes of shares: the Tax-Free Income Fund original share class, referred to in this report as the Investor Class, offered since October 26, 1976, and Tax-Free Income Fund—Advisor Class (Advisor Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest. Options on futures contracts are valued at the last sale price. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Any income tax-related interest and penalties would be classified as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is reflected as other assets or liabilities, and unrealized gains and losses on futures contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective August 31, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning March 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Futures Contracts During the six months ended August 31, 2007, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Options Call and put options on futures contracts give the holder the right to purchase or sell, respectively, a particular futures contract at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in underlying futures prices.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $350,799,000 and $319,053,000, respectively, for the six months ended August 31, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2007.

At August 31, 2007, the cost of investments for federal income tax purposes was $1,731,958,000. Net unrealized gain aggregated $60,108,000 at period-end, of which $76,058,000 related to appreciated investments and $15,950,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2007, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2007, expenses incurred pursuant to these service agreements were $84,000 for Price Associates and $216,000 for T. Rowe Price Services. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 7, 2007, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and the Advisor Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio for the Investor Class was below the median for comparable funds and that the fund’s expense ratio for the Advisor Class was at or below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Free Income Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 15, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 15, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	October 15, 2007